SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  August 2, 1994



                   Lomas Financial Corporation
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                1-6868              75-1043392
   (State or other       (Commission File        (IRS Employer
   jurisdiction of            Number)         Identification No.)




           1600 Viceroy Drive, Dallas, Texas     75235
      ----------------------------------------------------
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (214) 879-4000



                              None
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

                   Lomas Financial Corporation

                            Form 8-K


Item 5.   Other Events.

     Pursuant to General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the press release attached as
Exhibit 1 hereto.

Item 7.   Financial Statements and Exhibits.

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          1.   Press Release of Lomas Financial Corporation dated
               August 2, 1994.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LOMAS FINANCIAL CORPORATION
                              (Registrant)



                              By:  /s/GARY WHITE
                                  -------------------------------
                                  Gary White
                                  Senior Vice President and
                                    Controller



Date:  August 4, 1994

                        INDEX TO EXHIBITS


Exhibit No.                    Description                Page No.
- -----------                    -----------                --------

     1            Press Release of Lomas Financial            5
                  Corporation dated August 2, 1994